Press Release

April 23, 2020	FOR IMMEDIATE RELEASE

CTS Announces First Quarter 2020 Results

Adjusting Our Cost Structure To Adverse Market Conditions
Lisle, Ill. - CTS Corporation (NYSE: CTS) today announced first quarter 2020 results.

•
Sales were $103.1 million, down 12.4% year-over-year. Sales to transportation customers declined 22.0%, and sales to other end markets grew 7.1%. The QTI acquisition added $5.6 million of sales in the first quarter of 2020.

•	Net earnings were $3.8 million or $0.12 per diluted share versus $11.4 million or $0.34 last year.

•	Adjusted diluted EPS was $0.19 compared to $0.39 in the first quarter of 2019.

•	Free cash flow was $7.4 million, up from $4.3 million in 2019.

•	New business wins were $105 million.

•	At quarter-end, we had zero net debt.
“It has been a challenging quarter as we navigate through a continuing uncertain and unprecedented environment. Our priorities are the safety of our employees and supporting our customers,” said Kieran O’Sullivan, CEO of CTS Corporation. “We had a solid quarter of new business wins despite several weeks of disruptions due to Covid-19. We have adjusted our cost structure to reduce operating expenses. Our strong balance sheet and liquidity position should help us work through these difficult circumstances, and we aim to emerge a stronger company.”
2020 Guidance
Due to ongoing market uncertainties, management has withdrawn its guidance for 2020, and is not providing updated guidance at this time.

www.ctscorp.com

Conference Call
As previously announced, the Company has scheduled a conference call at 11:00 a.m. (EST) today to discuss the first quarter financial results. The dial-in number is 800-309-1256 (720-543-0314, if calling from outside the U.S.). The passcode is 225597. There will be a replay of the conference call from 2:00 p.m. (EST) today through 2:00 p.m. (EST) on Thursday, May 7, 2020. The telephone number for the replay is 888-203-1112 (719-457-0820, if calling from outside the U.S.). The replay passcode is 5206162. A live audio webcast of the conference call will be available and can be accessed directly from the Investors section of the website of CTS Corporation at www.ctscorp.com.
About CTS
CTS (NYSE: CTS) is a leading designer and manufacturer of products that Sense, Connect, and Move. The company manufactures sensors, actuators, and electronic components in North America, Europe, and Asia, and provides engineered products to customers in the aerospace/defense, industrial, medical, telecommunications/IT, and transportation markets.
For more information, visit www.ctscorp.com.
Safe Harbor
This document contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Forward-looking statements are based on management's expectations, certain assumptions and currently available information. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof and are based on various assumptions as to future events, the occurrence of which necessarily are subject to uncertainties. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements. Many of these, and other, risks and uncertainties are discussed in further detail in Item 1A. of CTS’ Annual Report on Form 10-K. We undertake no obligation to publicly update our forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.
Contact
Ashish Agrawal
Vice President and Chief Financial Officer

CTS Corporation
4925 Indiana Avenue
Lisle, IL 60532
USA

Telephone: +1 (630) 577-8800
E-mail: ashish.agrawal@ctscorp.com
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www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS - UNAUDITED
(In thousands of dollars, except per share amounts)

	Three Months Ended
	March 31,	March 31,
	2020	2019
Net sales	$103,075	$117,625
Cost of goods sold	70,176	77,010
Gross Margin	32,899	40,615
Selling, general and administrative expenses	16,759	17,522
Research and development expenses	7,408	6,791
Restructuring charges	240	2,084
Operating earnings	8,492	14,218
Other (expense) income:
Interest expense	(851)	(466)
Interest income	331	432
Other (expense) income, net	(1,982)	96
Total other (expense) income, net	(2,502)	62
Earnings before income taxes	5,990	14,280
Income tax expense	2,182	2,861
Net earnings	$3,808	$11,419
Earnings per share:
Basic	$0.12	$0.35
Diluted	$0.12	$0.34

Basic weighted – average common shares outstanding:	32,466	32,807
Effect of dilutive securities	327	463
Diluted weighted – average common shares outstanding:	32,793	33,270

Cash dividends declared per share	$0.04	$0.04

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of dollars)

	(Unaudited)
	March 31,	December 31,
	2020	2019
ASSETS
Current Assets
Cash and cash equivalents	$150,955	$100,241
Accounts receivable, net	71,250	78,008
Inventories, net	45,679	42,237
Other current assets	15,094	16,992
Total current assets	282,978	237,478
Property, plant and equipment, net	101,755	105,038
Operating lease assets, net	25,117	24,644
Other Assets
Prepaid pension asset	63,093	62,082
Goodwill	106,056	106,056
Other intangible assets, net	82,919	85,215
Deferred income taxes	20,296	19,795
Other	2,951	3,046
Total other assets	275,315	276,194
Total Assets	$685,165	$643,354
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$46,766	$48,219
Operating lease obligations	3,178	2,787
Accrued payroll and benefits	8,818	9,564
Accrued expenses and other liabilities	34,476	36,378
Total current liabilities	93,238	96,948
Long-term debt	151,200	99,700
Long-term operating lease obligations	25,078	24,926
Long-term pension obligations	6,548	6,632
Deferred income taxes	5,576	5,637
Other long-term obligations	6,059	4,292
Total Liabilities	287,699	238,135
Commitments and Contingencies
Shareholders’ Equity
Common stock	310,098	307,932
Additional contributed capital	39,832	43,689
Retained earnings	512,276	509,766
Accumulated other comprehensive loss	(94,994)	(91,726)
Total shareholders’ equity before treasury stock	767,212	769,661
Treasury stock	(369,746)	(364,442)
Total shareholders’ equity	397,466	405,219
Total Liabilities and Shareholders’ Equity	$685,165	$643,354

www.ctscorp.com

CTS CORPORATION AND SUBSIDIARIES
OTHER SUPPLEMENTAL INFORMATION - UNAUDITED

Earnings Per Share

The following table reconciles GAAP diluted earnings per share to adjusted diluted earnings per share for the Company:

	Three Months Ended
	March 31, 2020	March 31, 2019
GAAP diluted earnings per share	$0.12	$0.34

Tax affected charges to reported diluted earnings per share:
Restructuring charges	—	0.05
Foreign currency loss (gain)	0.04	(0.01)
Non-cash pension expense	0.01	0.01
Discrete tax items	0.02	—
Adjusted diluted earnings per share	$0.19	$0.39

Additional Information

The following table includes other financial information not presented in the preceding financial statements.

	Three Months Ended
	March 31, 2020	March 31, 2019
Depreciation and amortization expense	$6,532	$5,924
Stock-based compensation expense	$228	$1,214

www.ctscorp.com

Non-GAAP Financial Measures

Adjusted earnings per share is a non-GAAP financial measure. The most directly comparable GAAP financial measure is diluted earnings per share.

CTS adjusts for these items because they are discrete events, which have a significant impact on comparable GAAP financial measures and could distort an evaluation of our normal operating performance.

CTS uses an adjusted earnings per share measure to evaluate overall performance, establish plans and perform strategic analysis. Using this measure avoids distortion in the evaluation of operating results by eliminating the impact of events which are not related to normal operating performance. Because this measure is based on the exclusion or inclusion of specific items, they may not be comparable to measures used by other companies which have similar titles. CTS' management compensates for this limitation when performing peer comparisons by evaluating both GAAP and non-GAAP financial measures reported by peer companies. CTS believes that this measure is useful to its management, investors and stakeholders in that it:

•	provides a meaningful measure of CTS' operating performance,

•	reflects the results used by management in making decisions about the business, and

•	helps review and project CTS' performance over time.

We recommend that investors consider both actual and adjusted measures in evaluating the performance of CTS with peer companies.

www.ctscorp.com